UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-02280 )

Exact name of registrant as specified in charter: Putnam Convertible Income-Growth Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2007

Date of reporting period: November 1, 2006— April 30, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Convertible Income-Growth Trust

4|30|07

Semiannual Report

PUTNAM INVESTMENTS

VALUE FUNDS
look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Convertible

Income-Growth

Trust

4| 30| 07

Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	14
Expenses	17
Portfolio turnover	19
Risk	20
Your fund’s management	21
Terms and definitions	24
Trustee approval of management contract	26
Other information for shareholders	32
Financial statements	33
Brokerage commissions	56

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder

Reflecting investor uncertainty about the outlook for the U.S. economy, volatility in the financial markets has been on the rise: after a downturn in March, the Dow Jones Industrial Average recently reached new record-high levels. However, it remains to be seen whether the current levels are sustainable. From our perspective, we are encouraged by recent indications of moderate inflation, a low unemployment rate, and a rebound in manufacturing. We consequently believe the resilience of the U.S. economy will enable it to weather this period of uncertainty.

As we communicated in proxy materials recently mailed to all Putnam fund shareholders, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. We are pleased to announce that in mid-May, shareholders voted overwhelmingly in favor of the proposed transaction. While it is still subject to regulatory approvals and other conditions, we currently expect the transaction to be completed in the middle of the year.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, has been named President of the Funds, assuming this role from George Putnam, III. This change will enable George Putnam to become an independent Trustee of the funds upon completion of the transaction with Great-West Lifeco. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the semiannual period ended April 30, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Convertible Income-Growth Trust:
seeking opportunities in bond/stock hybrids

The differences between bonds and stocks seem fairly clear-cut. Stocks provide an ownership stake in a company; bonds provide a claim on the interest paid by a company or other entity on its debt. Stocks are traded on markets, and their value rises and falls with such factors as investor sentiment, company news, and economic conditions; bonds are issued by a government, agency, company, or public utility that typically promises to pay the bearer a fixed rate of interest at specified intervals and to return a set amount of money at a specified end date (the maturity date). A bond’s yield is often influenced by interest-rate levels.

A third type of security, however, is a hybrid of a stock and a bond. A convertible security offers a set rate of interest, like a bond; but unlike a bond, it has a built-in option that, under certain circumstances, allows the investor to exchange (or convert) the security for a fixed number of shares of stock. This feature offers the potential for capital appreciation, since the pre-set conversion price does not change as the underlying stock’s price increases or decreases.

Convertibles are issued by companies and can offer greater returns than high-quality bonds — but they also carry a greater potential for risk, such as the risk of corporate default or periodic illiquidity. Issuers range from large, well-known S&P 500 corporations, to small, rapidly growing companies, to companies in cyclically depressed industries such as airlines, autos, and utilities.

Constructing a portfolio that maintains an appropriate balance of risk and return potential requires intensive research and analysis. Putnam’s global equity and credit research analysts conduct rigorous fundamental and quantitative research, seeking to determine the true worth of the issuing company’s business. Putnam Convertible Income-Growth Trust’s management team then constructs a portfolio that it believes offers the best return potential without undue risk.

This fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater fluctuations in the value of your investment. Lower-rated bonds may offer higher yields in return for more risk. The fund may also have a significant portion of its holdings in bonds. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Although value investing targets stocks believed to be priced too low, there is no guarantee they will appreciate.

The “busted” convertible

One kind of security in which your fund may invest is the “busted” convertible. “Busted” refers to a security whose underlying stock price has fallen significantly below the conversion price. It becomes much less sensitive to the volatility of the underlying stock and is more bond-like, responding to interest-rate changes. A busted convertible may pay a higher yield than other convertibles, but may also carry a higher level of risk. (Some companies in this situation may eventually default on their bonds.)

The objective of buying a busted convertible is to take advantage of a company’s eventual turnaround despite its present challenges. For example, a company undergoing management turmoil may draw negative investor reactions, causing its stock price to tumble. However, if intensive research determines that the management crisis is likely to be resolved, the fund manager could buy the security at a steep discount. The goal is to sell the security at a higher price when the credit improves or when the stock revives.

Putnam Convertible Income-Growth Trust’s holdings have
spanned sectors and industries over time.

Putnam Convertible Income-Growth Trust pursues current income and capital appreciation by investing primarily in convertible securities — corporate bonds and preferred stocks that are convertible into common stock. Its secondary objective is conservation of capital. It may be an appropriate fund for investors who want to participate in the potential capital gains of higher-growth sectors, while also benefiting from fixed-income payments.

Highlights

• For the six months ended April 30, 2007, Putnam Convertible Income-Growth Trust’s class A shares returned 9.00% before sales charges.

• Over the same period, the fund’s benchmark, the Merrill Lynch All U.S. Convertibles Index, returned 7.39% .

• The average return for the fund’s Lipper category, Convertible Securities Funds, was 7.56% .

• During the period, the fund’s benchmark index was changed. See the “Of special interest” section on page 12.

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 14.

Performance

Total return for class A shares for periods ended 4/30/07

Since the fund’s inception (6/29/72), average annual return is 10.95% before sales charge and 10.78% after sales charge.

	Average annual return		Cumulative return
	Before sales charge	After sales charge	Before sales charge	After sales charge

10 years	7.56%	6.98%	107.18%	96.34%

5 years	10.92	9.73	67.88	59.08

3 years	10.60	8.62	35.30	28.17

1 year	14.07	8.10	14.07	8.10

6 months	—	—	9.00	3.26

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. After sales charge returns reflect a maximum 5.25% load. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

Report from the fund managers

The period in review

We are pleased to report that for the first six months of its 2007 fiscal year, your fund generated solid returns, outpacing both its benchmark and the average of its Lipper category, based on results before sales charges. We attribute this performance to effective security selection, which, we believe, results from our holistic investment approach and its reliance on Putnam’s extensive equity and credit research. With few exceptions, the fund’s holdings performed well during the period. In addition, although the fund’s mandate allows us to invest in other types of securities, our decision to keep the emphasis on convertibles was beneficial. As a general rule, the portfolio has a higher percentage of convertibles than other funds in its peer group, and the period proved to be favorable for convertible securities.

Market overview

During the period, the Federal Reserve (the Fed) held the federal funds rate — the key interest rate charged for overnight loans between banks — steady at 5.25% . The yield curve, a graphical representation of the yield differences between shorter- and longer-term bonds, which normally slopes upward, remained inverted. Historically, this has been taken to signal the possibility of economic recession. However, more positive economic data seemed to counteract that signal. Unemployment fell and the average income level rose. Inflation stayed low by historical standards and consumer spending did not diminish. Bolstered by strong consumer demand and healthy profits, business leaders grew more confident. Corporate capital spending continued to be strong.

In the capital markets, all major stock and bond indexes posted positive returns. Stocks outperformed bonds. Large-capitalization stocks beat small-cap stocks. Overall, value stocks outpaced growth stocks, and international equities outpaced domestic equities. Among bonds, corporate high-yield bonds led the pack. Corporate bonds outperformed Treasuries. In general, Treasuries (considered to be “risk-free” securities) underperformed bonds that carry greater risk. Convertible securities held their own; the Merrill Lynch All U.S. Convertibles Index outperformed most major bond indexes. Average returns on convertible funds have outpaced balanced funds (which invest in both stocks and bonds) year-to-date in 2007, and over the recent 5- and 10-year rolling periods.

Strategy overview

We believe our holistic investment approach differentiates this fund from many of its competitors. Because convertible securities have characteristics of both bonds and stocks, they offer a number of ways to generate profits. While some managers focus their investment strategies on a particular set of parameters, our flexible approach allows us to pursue attractive opportunities on all fronts. For example, many managers are equity-oriented and will not accept much credit risk. Their strategy is to emphasize convertibles that have the potential to gain in value through an increase in the price of their underlying common stock. Other managers focus on the statistical nature of convertibles without analyzing the growth potential of the issuing companies or their credit ratings. These investors hope to net returns by buying cheap convertible securities and selling expensive ones. Still other managers are credit-oriented. They buy convertibles from issuers whose credit they believe has been misperceived as very risky. Typically,

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 4/30/07.

Equities

Merrill Lynch All U.S. Convertibles Index (convertible securities)	7.39%

S&P 500 Index (broad stock market)	8.60%

Russell 2000 Growth Index (small-company growth stocks)	7.42%

MSCI World Ex-U.S. Index (international stocks)	15.20%

Bonds

Citigroup World Government Bond Index (global government bonds)	3.12%

Lehman Government Bond Index (U.S. Treasury and agency securities)	2.27%

JPMorgan Global High Yield Index (global high-yield corporate bonds)	7.41%

such securities will offer attractively high yields to compensate for this perceived risk. We do not favor any one of these approaches over the others; we will employ all three strategies, when prudent, in an effort to enhance the fund’s returns. We analyze whether an issue is expensive. We draw on Putnam’s broad equity research to identify companies whose stock we believe will perform well. We rely upon Putnam’s world-class high-yield research in the United States and in Europe to identify attractive credit opportunities. Leveraging all this research has resulted in an extended period of superior issue selection for the portfolio.

We know that by choosing to issue convertible securities rather than stocks or bonds, a company may be able to accomplish feats of financial engineering that may enhance reported earnings per share. As a rule, we thoroughly analyze the intended purpose behind any convertible issue before we will consider buying it. In our view, there can be good reasons for issuing convertibles. These include the need to raise cash for a sensible acquisition; to provide liquidity that will keep a company operating during a cyclical downturn; or to overcome an extraordinary event, such as a hurricane or other natural disaster.

Unlike some market watchers, we did not believe that credit markets would become less favorable during the period, and we kept the fund over 90% invested

Comparison of top sector weightings

This chart shows how the fund’s top sector weightings have changed over the last six months.
Weightings are shown as a percentage of net assets. Holdings will vary over time.

in convertible securities. We emphasized issues that we believed were priced below our estimate of their fair value. We maintained the portfolio’s relatively high degree of equity sensitivity, which was beneficial because the broad stock market produced strong returns. The portfolio owned issues from over 100 companies. The top-performing holdings were from a variety of sectors. Generally, we put greater emphasis on issue selection than on sector weightings; however, we will make slight adjustments to the portfolio’s sector weightings from time to time in an effort to enhance absolute and relative returns.

Your fund’s holdings

Pinnacle Airlines was among the top-performing issues in the portfolio during the period. This regional airline partners with Northwest Airlines to carry travelers between less-populated areas in the United States and Canada to Northwest’s major hubs in Memphis, Detroit, and Minneapolis. When Northwest filed for bankruptcy, concerned investors drove down the price of Pinnacle stock. We thought Pinnacle’s convertible issue was attractive, in part because it was relatively cheap and had an attractive yield, but also because we believed the underlying stock had strong appreciation potential. As Northwest’s financial situation

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 4/30/07. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Security information	Industry or sector

Citigroup Funding, Inc. (2.0%)	Ser. GNW, 5.02% cv. pfd.	Insurance

Freeport-McMoRan Copper & Gold, Inc (1.9%)	$6.75 cv. pfd.	Metals

Tyco International Group SA	Cv. unsub. sr. company	Conglomerates
(Luxembourg) (1.7%)	guaranty Ser. B, 3.125%, 2023

BP PLC (United Kingdom) (1.6%)	ADR	Oil and gas

Entergy Corp. (1.6%)	$3.813 cv. pfd.	Electric utilities

Anixter International, Inc. (1.5%)	144A cv. sr. notes 1%, 2013	Computers

Chesapeake Energy Corp. (1.5%)	6.25% cv. pfd.	Oil and gas

Simon Property Group, LP (1.5%)	$3.00 cv. pfd.	Real estate

EMC Corp. (1.5%)	144A cv. sr. notes 1.75%, 2013	Computers

E*Trade Financial Corp. (1.4%)	$1.531 cum. cv. pfd.	Investment banking/
brokerage

improved, Pinnacle’s stock price recovered, and the value of the convertible bond appreciated accordingly. We trimmed the position to lock in some gains, but it is still a part of the portfolio.

In addition to distributing lumber and building products, Virginia-based Universal Corp. processes, packages, and stores tobacco leaf products. Tobacco supplies are affected by weather conditions in Africa, Brazil, and North America, where tobacco is grown. When Universal faced an unfavorable tobacco leaf growing cycle amid declining global demand for tobacco products, it raised funds to sustain itself by issuing convertible securities. As a result, the company was able to refocus on its core operations, and as the tobacco growth cycle became more positive, the value of the convertible has appreciated. The fund still owns the position, and we believe it has additional upside potential.

Entergy Corp’s subsidiary, Public Service of New Orleans, a utilities holding company, had to file for bankruptcy in the aftermath of Hurricane Katrina. Entergy issued convertible securities to raise $1B to fund the complete rebuilding of its infrastructure. The market generally favored utilities during the period, and the value of the securities increased accordingly.

Rising stock prices buoyed the value of several other convertible holdings. One example, NRG Energy, is an independent energy producer that generates electricity from natural gas, coal, and nuclear plants. The company’s predecessor went bankrupt as a result of the Enron scandal and the high cost of natural gas. NRG emerged from the bankruptcy in 2003 and has been recovering ever since, growing through acquisitions as it strives to benefit from economies of scale. Its financing strategy included a convertible security issue, which the fund holds. The company has recently been the subject of takeover speculation, and as the stock price rose, the convertible’s price increased as well. Stock of ON Semiconductor, which designs and distributes semiconductor components for electronic devices used in the consumer, automotive, communications, and computing industries, also performed well, which drove up the value of the company’s convertible bonds.

However, the same principle of convertible value changes correlating with stock price changes also operated in reverse. The portfolio has a small position in convertible bonds issued by AtheroGenics, a medical technology company that develops drugs intended to treat inflammatory diseases, particularly atherosclerosis. Recently its developmental drug, AGI-1067, produced unsatisfactory results in Phase III trials. Project partner AstraZeneca withdrew its support and AtheroGenics’ stock price fell, dragging down the value of the convertible bonds. In our experience, very few of these medical technology companies have defaulted on their bonds when the scientific results are promising. This was the case with AGI-1067, which has demonstrated therapeutic potential in the treatment of other conditions besides atherosclerosis. In such instances, another company will often step in to fund continuing research and development. We view this as a temporary setback for AtheroGenics, and will consider adding to our position as company management reassesses and revises its financial plans.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

Benchmark change

The fund’s former performance benchmark, the Goldman Sachs Convertible 100 Index, ceased operations during the year. As of January 1, 2007, the Merrill Lynch All U.S. Convertibles Index was selected to replace it.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

The market environment has been favorable for convertibles over the past several years. Although we believe it will remain so in the foreseeable future, the magnitude of the fund’s returns, which have been above average over the past three to four years, may not be sustainable over the long term. We anticipate that the broad equity market will trend higher over the next 12 months. We do not foresee any significant difficulties in the credit market; however, the fact that yield spreads are historically tight is a concern. Should spreads widen, meaning that the difference in yield between Treasury bonds and bonds that carry greater credit risk would increase, we stand ready to position the fund more defensively. However, we do not expect this to happen over the near term.

Since convertibles basically require issuers to sell stock at a predetermined price in the future and pay investors interest until that time, those issuers tend to be fairly confident about their company’s growth prospects. Currently, many companies feel positive about their stock price and business fundamentals and are choosing to issue convertibles. We are not having difficulty finding new or existing issues across any set of industries. The portfolio’s broad diversification makes Putnam Convertible Income-Growth Trust a potential complement to funds that emphasize higher-quality corporate bonds and dividend-paying stocks. Often, such funds are concentrated in a few industries, such as utilities, real estate, and other financials. This fund can add meaningful diversification by offering exposure to industries or sectors such as electronics, biotech, and basic industrials. We maintain that convertibles offer a less-volatile way to invest in growth-oriented companies. We are committed to bringing our extensive research, experience, and personal conviction to every transaction, to seek the highest level of return with a prudent level of risk.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater fluctuations in the value of your investment. Lower-rated bonds may offer higher yields in return for more risk. This fund may also have a significant portion of its holdings in bonds. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Although value investing targets stocks believed to be priced too low, there is no guarantee they will appreciate.

Your fund’s performance

This section shows your fund’s performance for periods ended April 30, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 4/30/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/29/72)		(7/15/93)		(7/26/99)		(3/13/95)		(12/1/03)	(12/30/98)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	10.95%	10.78%	9.98%	9.98%	10.12%	10.12%	10.25%	10.15%	10.67%	11.02%

10 years	107.18	96.34	92.28	92.28	92.21	92.21	97.43	91.01	101.99	111.58
Annual average	7.56	6.98	6.76	6.76	6.75	6.75	7.04	6.69	7.28	7.78

5 years	67.88	59.08	61.69	59.69	61.63	61.63	63.70	58.41	65.72	70.02
Annual average	10.92	9.73	10.09	9.81	10.08	10.08	10.36	9.64	10.63	11.20

3 years	35.30	28.17	32.28	29.28	32.25	32.25	33.22	28.90	34.20	36.33
Annual average	10.60	8.62	9.77	8.94	9.77	9.77	10.03	8.83	10.30	10.88

1 year	14.07	8.10	13.19	8.19	13.14	12.14	13.44	9.73	13.71	14.36

6 months	9.00	3.26	8.57	3.57	8.53	7.53	8.69	5.19	8.81	9.14

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.25% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns
For periods ended 4/30/07

	Merrill Lynch	Lipper Convertible
	All U.S. Convertibles	Securities Funds
	Index**	category average*

Annual average
(life of fund)	—†	10.78%

10 years	135.25%	122.02
Annual average	8.93	8.20

5 years	56.07	53.21
Annual average	9.31	8.85

3 years	28.85	30.34
Annual average	8.82	9.20

1 year	11.46	9.77

6 months	7.39	7.56

    Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/07, there were 62, 62, 59, 52, 32, and 2 funds, respectively, in this Lipper category.

** As of January 1, 2007, the Merrill Lynch All U.S. Convertibles Index was selected to replace the fund’s former performance benchmark, the Goldman Sachs Convertible 100 Index, which ceased operations.

† The inception date of the index was 12/31/87, after the fund’s inception.

Fund performance as of most recent calendar quarter

Total return for periods ended 3/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/29/72)		(7/15/93)		(7/26/99)		(3/13/95)		(12/1/03)	(12/30/98)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	10.90%	10.73%	9.92%	9.92%	10.07%	10.07%	10.20%	10.10%	10.62%	10.96%

10 years	104.99	94.21	90.31	90.31	90.26	90.26	95.43	89.07	100.00	109.34
Annual average	7.44	6.86	6.65	6.65	6.64	6.64	6.93	6.58	7.18	7.67

5 years	60.52	52.06	54.72	52.72	54.73	54.73	56.62	51.55	58.61	62.56
Annual average	9.93	8.74	9.12	8.84	9.12	9.12	9.39	8.67	9.66	10.21

3 years	29.13	22.33	26.27	23.27	26.30	26.30	27.23	23.12	28.21	30.12
Annual average	8.90	6.95	8.09	7.22	8.09	8.09	8.36	7.18	8.64	9.17

1 year	12.64	6.73	11.85	6.85	11.82	10.82	12.06	8.40	12.39	12.92

6 months	8.92	3.20	8.59	3.59	8.56	7.56	8.66	5.13	8.84	9.12

Fund price and distribution information
For the six-month period ended 4/30/07

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	2		2	2	2		2	2

Income	$0.264		$0.189	$0.197	$0.215		$0.245	$0.289

Capital gains	—		—	—	—		—	—

Total	$0.264		$0.189	$0.197	$0.215		$0.245	$0.289

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/06	$19.05	$20.11	$18.75	$18.92	$18.90	$19.53	$19.01	$19.05

4/30/07	20.49	21.63	20.16	20.33	20.32	21.00	20.43	20.49

Current yield

(end of period)
Current
dividend rate[1]	2.58%	2.44%	1.85%	1.91%	2.11%	2.04%	2.43%	2.83%

Current 30-day
SEC yield[2,3]
(with expense
limitation)	2.13	2.01	1.38	1.39	1.63	1.58	1.88	2.37

Current 30-day
SEC yield[3]
(without
expense
limitation)	2.12	2.01	1.38	1.39	1.63	1.58	1.88	2.37

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income, calculated using SEC guidelines.

Fund’s annual operating expenses

For the fiscal year ended 10/31/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund
operating expenses	1.05%	1.80%	1.80%	1.55%	1.30%	0.80%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of fund assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Convertible Income-Growth Trust from November 1, 2006, to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.44	$ 9.31	$ 9.31	$ 8.02	$ 6.73	$ 4.15

Ending value (after expenses)	$1,090.00	$1,085.70	$1,085.30	$1,086.90	$1,088.10	$1,091.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2007, use the calculation method below. To find the value of your investment on November 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 11/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.26	$ 9.00	$ 9.00	$ 7.75	$ 6.51	$ 4.01

Ending value (after expenses)	$1,019.59	$1,015.87	$1,015.87	$1,017.11	$1,018.35	$1,020.83

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Your fund’s annualized
expense ratio	1.05%	1.80%	1.80%	1.55%	1.30%	0.80%

Average annualized expense
ratio for Lipper peer group*	1.16%	1.91%	1.91%	1.66%	1.41%	0.91%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 3/31/07. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam Convertible
Income-Growth Trust	64%	66%	53%	94%	116%

Lipper Convertible Securities
Funds category average	72%	77%	103%	93%	100%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on October 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 12/31/06.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Value and Fixed-Income High-Yield teams. David King is the Portfolio Leader and Robert Salvin is the Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the teams’ management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value and Fixed-Income High-Yield teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2007, and April 30, 2006.

Trustee and Putnam employee fund ownership

As of April 30, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$1,280,000	$ 95,000,000

Putnam employees	$4,314,000	$466,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $320,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Group Chief Investment Officer of the fund’s broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

David King is also a Portfolio Leader of Putnam High Income Securities Fund and Putnam New Value Fund, and a Portfolio Member of The Putnam Fund for Growth and Income.

Robert Salvin is also a Portfolio Leader of Putnam High Income Securities Fund and a Portfolio Member of Putnam High Yield Advantage Fund and Putnam High Yield Trust.

David King and Robert Salvin may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Member

Your fund’s Portfolio Leader and Portfolio Member did not change during the year ended April 30, 2007.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2007, and April 30, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006						•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007							•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 4/30/06.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Goldman Sachs Convertible 100 Index is an unmanaged index of convertible and convertible preferred securities.

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

The Merrill Lynch All U.S. Convertibles Index is an unmanaged index of convertible securities spanning all corporate sectors and having a par amount outstanding of $25 million or more. Maturities must be at least one year.

Morgan Stanley Capital International (MSCI) World Ex-U.S. Index is an unmanaged index of equity securities from developed countries, excluding the United States.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 33rd percentile in management fees and in the 13th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Convertible Securities Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

52nd	25th	16th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 75, 60, and 57 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Convertible Securities Funds category for the one-, five-, and ten-year periods ended March 31, 2007, were 13%, 17%, and 52%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2007, the fund ranked 8 out of 62, 9 out of 52, and 17 out of 32 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of new management contracts in connection with pending change in control

As discussed in the “Message from the Trustees” at the beginning of this shareholder report, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc., a member of the Power Financial Corporation group of companies. In mid-May, shareholders voted overwhelmingly in favor of the proposed transaction. While the transaction is still subject to regulatory approvals and other conditions, it is currently expected to be completed by the middle of 2007.

At an in-person meeting on February 8–9, 2007, the Trustees considered the approval of new management contracts for each Putnam fund proposed to become effective upon the closing of the transaction, and the filing of a preliminary proxy statement. At an in-person meeting on March 8–9, 2007, the Trustees considered the approval of the final forms of the proposed new management contracts for each Putnam fund and the proxy statement. They reviewed the terms of the proposed new management contracts and the differences between the proposed new management contracts and the current management contracts. They noted that the terms of the proposed new management contracts were substantially identical to the current management contracts, except for certain changes developed at the initiative of the Trustees and designed largely to address inconsistencies among various of the existing contracts, which had been developed and implemented at different times in the past. In considering the approval of the proposed new management contracts, the Trustees also considered, as discussed further in the proxy statement, various matters relating to the transaction. Finally, in considering the proposed new management contracts, the Trustees also took into account their deliberations and conclusions (discussed above in the preceding paragraphs of the “Trustee Approval of Management Contract” section) in connection with the most recent annual approval of the continuance of the Putnam funds’ management contracts effective July 1, 2006, and the extensive materials that they had reviewed in connection with that approval process. Based upon the foregoing considerations, on March 9, 2007, the Trustees, including all of the Independent Trustees, unanimously approved the proposed new management contracts and determined to recommend their approval to the shareholders of the Putnam funds.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 4/30/07 (Unaudited)

CONVERTIBLE BONDS AND NOTES (64.7%)*

	Principal amount	Value

Aerospace and Defense (3.7%)
Armor Holdings, Inc. cv. sr. sub. notes stepped-coupon 2s
(zero %, 11/1/11) 2024 ††	$ 4,400,000	$ 6,418,500
Lockheed Martin Corp. cv. sr. notes FRN 5.11s, 2033	7,800,000	10,642,866
Orbital Sciences Corp. 144A cv. sr. sub. notes 2.438s, 2027	4,000,000	4,330,000
Triumph Group, Inc. 144A cv. sr. sub. notes 2 5/8s, 2026	5,000,000	6,262,500
		27,653,866

Airlines (0.7%)
Pinnacle Airlines Corp. cv. sr. notes 3 1/4s, 2025	3,700,000	5,189,250

Automotive (1.1%)
United Auto Group, Inc. 144A cv. sr. sub. notes 3 1/2s, 2026	7,800,000	8,258,250

Biotechnology (5.1%)
Amgen, Inc. 144A cv. sr. notes 3/8s, 2013	10,000,000	9,562,500
Amylin Pharmaceuticals, Inc. cv. sr. notes 2 1/2s, 2011	740,000	1,011,950
Amylin Pharmaceuticals, Inc. 144A cv. sr. notes 2 1/2s, 2011	2,500,000	3,418,750
BioMarin Pharmaceuticals, Inc. cv. sr. sub. notes 1 7/8s, 2017	4,000,000	3,985,000
Cubist Pharmaceuticals, Inc. cv. sub. notes 2 1/4s, 2013	6,000,000	5,790,000
Genzyme Corp. (General Division) cv. sr. notes 1 1/4s, 2023	7,900,000	8,393,750
MannKind Corp. cv. sr. unsec. notes 3 3/4s, 2013	3,500,000	3,430,000
MGI Pharma, Inc. 144A cv. sr. sub. notes stepped-coupon 1.682s
(zero %, 3/2/11) 2024 ††	5,350,000	3,691,500
		39,283,450

Broadcasting (1.0%)
Sinclair Broadcast Group, Inc. cv. bonds 6s, 2012	8,010,000	7,899,863

Cable Television (0.7%)
Charter Communications, Inc. cv. sr. notes 5 7/8s, 2009	3,200,000	4,592,000
Charter Communications, Inc. 144A cv. sr. notes 5 7/8s, 2009	658,000	944,230
		5,536,230

Commercial and Consumer Services (0.7%)
Euronet Worldwide, Inc. cv. debs. 3 1/2s, 2025	2,100,000	2,163,000
Euronet Worldwide, Inc. 144A cv. debs. 3 1/2s, 2025	3,400,000	3,502,000
		5,665,000

Communications Equipment (0.8%)
Arris Group, Inc. cv. sr. unsec. notes 2s, 2026	5,000,000	5,786,500

CONVERTIBLE BONDS AND NOTES (64.7%)* continued

	Principal amount	Value

Computers (4.3%)
Anixter International, Inc. 144A cv. sr. notes 1s, 2013	$ 9,400,000	$ 11,691,250
Cray, Inc. cv. sr. sub. notes 3s, 2024	2,000,000	1,962,500
Cray, Inc. 144A cv. sr. sub. notes 3s, 2024	4,600,000	4,513,750
EMC Corp. 144A cv. sr. notes 1 3/4s, 2013	10,000,000	11,237,500
SPSS, Inc. 144A cv. sub. notes 2 1/2s, 2012	3,000,000	3,157,500
		32,562,500

Conglomerates (1.7%)
Tyco International Group SA cv. unsub. sr. company
guaranty Ser. B, 3 1/8s, 2023 (Luxembourg)	8,100,000	12,636,000

Consumer Goods (0.4%)
Chattem, Inc. 144A cv. sr. notes 1 5/8s, 2014	3,000,000	2,973,750

Consumer Services (0.6%)
FTI Consulting, Inc. 144A cv. sr. sub. notes 3 3/4s, 2012	3,600,000	4,963,500

Electric Utilities (1.0%)
CenterPoint Energy, Inc. cv. unsec. sub. notes FRN 2s, 2029	204,900	7,703,830

Electrical Equipment (0.7%)
WESCO International, Inc. cv. sr. debs. Ser. *, 2 5/8s, 2025	400,000	648,500
WESCO International, Inc. 144A cv. sr. debs. Ser. B, 2 5/8s, 2025	2,900,000	4,701,625
		5,350,125

Electronics (5.4%)
General Cable Corp. cv. company guaranty 7/8s, 2013	6,500,000	8,385,000
Intel Corp. 144A cv. sub. bonds 2.95s, 2035	10,700,000	9,737,000
Itron, Inc. cv. sr. sub. notes 2 1/2s, 2026	4,900,000	5,990,250
Liberty Media Corp. cv. sr. notes 3 1/2s, 2031	6,900,000	5,640,750
LSI Logic Corp. cv. sub. notes 4s, 2010	7,400,000	7,427,750
RF Micro Devices, Inc. 144A cv. sub. notes 1s, 2014	4,500,000	4,398,750
		41,579,500

Energy (1.5%)
Cal Dive International, Inc. 144A cv. sr. notes 3 1/4s, 2025	3,800,000	5,377,000
Pride International, Inc. cv. sr. notes 3 1/4s, 2033	4,700,000	6,280,375
		11,657,375

Energy (Other) (1.0%)
Covanta Holding Corp. cv. sr. debs. 1s, 2027	3,700,000	3,811,000
Suntech Power Holdings Co., Ltd.
144A cv. sr. notes 1/4s, 2012 (Cayman Islands)	3,500,000	3,539,375
		7,350,375

Entertainment (1.9%)
Lions Gate Entertainment Corp. cv. sr. sub. bonds stepped-coupon
3 5/8s (3 1/8s, 3/15/12) 2025 (Canada) ††	1,300,000	1,376,375
Lions Gate Entertainment Corp.
144A cv. sr. sub. bonds 3 5/8s, 2025 (Canada)	5,800,000	6,140,750

CONVERTIBLE BONDS AND NOTES (64.7%)* continued

	Principal amount	Value

Entertainment continued
Macrovision Corp. cv. sr. notes 2 5/8s, 2011	$ 3,600,000	$ 3,973,500
Macrovision Corp. 144A cv. sr. notes 2 5/8s, 2011	3,000,000	3,311,250
		14,801,875

Gaming & Lottery (0.7%)
Scientific Games Corp. 144A cv. company guaranty 3/4s, 2024	4,400,000	5,450,500

Health Care Services (0.4%)
United Therapeutics Corp. 144A cv. sr. notes 1/2s, 2011	3,500,000	3,425,625

Insurance (0.9%)
Prudential Financial, Inc. cv. unsec. sub notes FRN 2.6s, 2035	6,600,000	7,000,488

Lodging/Tourism (1.2%)
Carnival Corp. cv. debs. 2s, 2021 (Panama)	7,000,000	8,855,000

Manufacturing (1.1%)
Trinity Industries, Inc. cv. sub. notes 3 7/8s, 2036	7,000,000	8,330,000

Media (1.1%)
Walt Disney Co. (The) cv. sr. notes 2 1/8s, 2023	6,800,000	8,313,000

Medical Technology (4.2%)
AtheroGenics, Inc. cv. sr. notes 1 1/2s, 2012	1,310,000	691,025
AtheroGenics, Inc. 144A cv. sr. notes 1 1/2s, 2012	3,720,000	1,962,300
China Medical Technologies, Inc. 144A cv. sr. sub. notes 3 1/2s,
2011 (China)	3,500,000	3,565,625
Cytyc Corp. 144A cv. sr. notes 2 1/4s, 2024	3,650,000	4,630,938
EPIX Medical, Inc. cv. sr. notes 3s, 2024	3,300,000	2,739,000
EPIX Medical, Inc. 144A cv. sr. notes 3s, 2024	4,300,000	3,569,000
Invacare Corp. 144A cv. sr. sub. debs 4 1/8s, 2027	3,500,000	3,505,656
Medtronic, Inc. cv. sr. notes 1 5/8s, 2013	2,200,000	2,343,000
Medtronic, Inc. 144A cv. sr. notes 1 5/8s, 2013	8,500,000	9,052,500
		32,059,044

Oil & Gas (0.9%)
Delta Petroleum Corp. cv. sr. unsec. notes 3 3/4s, 2037	3,800,000	3,947,820
McMoRan Exploration Co. 144A cv. notes 6s, 2008	2,300,000	2,567,375
		6,515,195

Pharmaceuticals (4.6%)
Alza Corp. cv. sub. debs. zero %, 2020	11,400,000	10,060,500
CV Therapeutics, Inc. cv. sub. notes 3 1/4s, 2013	8,609,000	6,779,588
Mylan Laboratories, Inc. cv. company guaranty 1 1/4s, 2012	7,000,000	7,665,000
Wyeth cv. sr. notes FRN 4.877s, 2024	9,700,000	10,711,710
		35,216,798

CONVERTIBLE BONDS AND NOTES (64.7%)* continued

	Principal amount	Value

Real Estate (2.0%)
Alexandria Real Estate Equities, Inc.
144A cv. sr. notes 3.7s, 2027 (R)	$ 4,000,000	$ 4,165,000
Corporate Office Properties LP 144A cv. company
guaranty 3 1/2s, 2026 (R)	3,400,000	3,489,250
Forest City Enterprises, Inc. cv. notes 3 5/8s, 2011 (R)	3,100,000	3,590,110
Forest City Enterprises, Inc. 144A cv. notes 3 5/8s, 2011 (R)	3,500,000	4,053,350
		15,297,710

Retail (2.3%)
Charming Shoppes 144A cv. unsec. notes 1 1/8s, 2014	3,800,000	3,771,500
Nash Finch Co. cv. sr. sub. notes stepped-coupon
1.631s (zero %, 3/15/13) 2035 ††	10,085,000	4,802,981
Nash Finch Co. 144A cv. sr. sub. notes stepped-coupon 1.631s
(zero %, 3/15/13) 2035 ††	8,500,000	4,048,125
Pantry, Inc. (The) cv. sr. sub. notes 3s, 2012	2,000,000	2,302,500
Pantry, Inc. (The) 144A cv. sub. notes 3s, 2012	2,600,000	2,993,250
		17,918,356

Semiconductor Production Equipment (0.9%)
Kulicke & Soffa Industries, Inc. cv. sub. notes 1/2s, 2008	7,300,000	6,716,000

Software (1.8%)
Borland Software Corp. 144A cv. sr. notes 2 3/4s, 2012	5,400,000	5,848,200
Cadence Design Systems, Inc. 144A cv. sr. notes 1 1/2s, 2013	5,100,000	6,030,750
Lawson Software, Inc. 144A cv. sr. notes 2 1/2s, 2012	2,000,000	2,032,500
		13,911,450

Technology (1.6%)
Acquicor Technology, Inc. 144A cv. notes 8s, 2011	3,422,000	3,285,120
ON Semiconductor Corp. 144A cv. sr. sub. notes 2 5/8s, 2026	7,000,000	8,758,750
		12,043,870

Technology Services (3.1%)
DST Systems, Inc. 144A cv. sr. notes Ser. A, 4 1/8s, 2023	5,000,000	8,362,500
Safeguard Scientifics, Inc. 144A cv. sr. notes 2 5/8s, 2024	10,500,000	9,213,750
Trizetto Group 144A cv. sr. notes 1 1/8s, 2012	5,700,000	5,878,125
		23,454,375

Telecommunications (4.6%)
American Tower Corp. cv. sr. notes 3s, 2012	4,300,000	8,261,375
Dobson Communications Corp. 144A cv. sr. notes 1 1/2s, 2025	7,000,000	7,682,500
Level 3 Communications, Inc. cv. sr. notes 3 1/2s, 2012	3,000,000	3,705,000
Newport Corp. 144A cv. sub. notes 2 1/2s, 2012	3,700,000	3,473,375
NII Holdings, Inc. 144A cv. sr. unsec. notes 2 3/4s, 2025	5,500,000	9,081,875
Nortel Networks Corp. 144A cv. company guaranty 2 1/8s,
2014 (Canada)	3,000,000	2,891,250
		35,095,375

CONVERTIBLE BONDS AND NOTES (64.7%)* continued

	Principal amount	Value

Waste Management (1.0%)
Waste Connections, Inc. cv. sr. notes 3 3/4s, 2026	$ 4,900,000	$ 5,475,750
Waste Connections, Inc. 144A cv. sr. notes 3 3/4s, 2026	2,000,000	2,235,000
		7,710,750

Total convertible bonds and notes (cost $448,513,536)		$ 494,164,775

CONVERTIBLE PREFERRED STOCKS (27.9%)*

	Shares	Value

Automotive (1.0%)
Ford Motor Co. Capital Trust II $3.25 cum. cv. pfd.	203,600	$ 7,304,150

Banking (1.0%)
Marshall & Ilsley Corp. $1.625 cv. pfd.	288,200	7,712,232

Building Materials (0.8%)
Stanley Works (The) FRN 6.975% units cv. pfd.	5,531,000	5,995,272

Chemicals (1.0%)
Huntsman Corp. $2.50 cv. pfd.	173,575	7,398,634

Electric Utilities (1.6%)
Entergy Corp. $3.813 cv. pfd.	180,500	12,274,000

Food (1.0%)
Bunge, Ltd. 4.875% cv. pfd.	68,954	7,576,321

Forest Products and Packaging (0.5%)
Smurfit-Stone Container Corp. Ser. A, $1.75 cum. cv. pfd. (S)	156,122	3,668,863

Health Care Services (0.9%)
Omnicare Capital Trust II Ser. B, $2.00 cv. pfd.	140,200	6,887,325

Insurance (5.2%)
Alleghany Corp. 5.75% cv. pfd.	24,023	8,146,800
Citigroup Funding, Inc. Ser. GNW, 5.02% cv. pfd.	460,600	15,314,950
Conseco, Inc. $1.375 cum. cv. pfd.	267,500	6,453,438
Platinum Underwriters Holdings, Ltd. Ser. A,
6.00% cv. pfd. (Bermuda) (S)	303,900	9,762,788
		39,677,976

Investment Banking/Brokerage (3.0%)
Affiliated Managers Group, Inc. 144A $2.55 cv. pfd.	138,000	7,728,000
E*Trade Financial Corp. $1.531 cum. cv. pfd.	380,200	10,930,750
Merrill Lynch & Co., Inc. Ser. JNC, 6.75% cv. pfd.	102,940	4,612,999
		23,271,749

Metals (1.9%)
Freeport-McMoRan Copper & Gold, Inc. $6.75 cv. pfd.	136,868	14,798,853

CONVERTIBLE PREFERRED STOCKS (27.9%)* continued

	Shares	Value

Natural Gas Utilities (1.5%)
El Paso Corp. 144A 4.99% cv. pfd.	5,950	$ 7,746,900
El Paso Energy Capital Trust I $2.375 cv. pfd.	96,400	3,952,400
		11,699,300

Oil & Gas (2.4%)
Chesapeake Energy Corp. 6.25% cv. pfd.	40,215	11,345,657
Edge Petroleum Ser. A, $2.875 cum. cv. pfd	132,930	7,045,290
		18,390,947

Power Producers (1.4%)
NRG Energy, Inc. 5.75% cv. pfd.	29,500	10,347,125

Real Estate (2.7%)
Digital Realty Trust, Inc. $1.094 cv. pfd.	186,500	4,513,300
Entertainment Properties Trust Ser. C, $1.437
cum. cv. pfd. (R)	205,900	5,147,500
Simon Property Group, LP $3.00 cv. pfd. (R)	122,200	11,272,950
		20,933,750

Retail (0.7%)
Retail Ventures, Inc. $3.312 cv. pfd.	79,940	5,365,973

Tobacco (1.3%)
Universal Corp. 6.75% cv. pfd.	6,888	10,204,572

Total convertible preferred stocks (cost $193,821,378)		$ 213,507,042

COMMON STOCKS (5.4%)*

	Shares	Value

BP PLC ADR (United Kingdom)	183,200	$ 12,333,024
Brazil Ethanol, Inc. 144A (Unit) †	312,500	2,537,500
CSX Corp. (S)	210,200	9,074,334
FutureFuel Corp. †	160,000	1,176,000
Information Services Group, Inc. (Unit) †	343,750	2,939,063
Tailwind Financial, Inc. (Unit) (Canada) †	375,000	3,018,750
Transforma Acquisition Group, Inc. (Unit) †	312,500	2,687,500
U.S. Bancorp	220,600	7,577,610

Total common stocks (cost $36,652,206)		$ 41,343,781

UNITS (1.1%)* (cost $6,491,598)

	Units	Value

Elf Special Financing, Ltd. 144A cv. units FRN
Ser. B, 5.705s, 2009 (Cayman Islands)	65	$ 8,105,871

WARRANTS (—%)* † (cost $32,472)

Expiration date	Strike Price	Warrants	Value

FutureFuel Corp.	7/12/10	$6.00	98,400	$ 186,960

SHORT-TERM INVESTMENTS (2.0%)*

Principal amount/shares	Value

Putnam Prime Money Market Fund (e)	5,187,200	$ 5,187,200
Short-term investments held as collateral for loaned
securities with yields ranging from 5.23% to 5.46%
and due dates ranging from May 1, 2007 to June 22, 2007 (d)	$9,786,087	9,770,550

Total short-term investments (cost $14,957,750)	$ 14,957,750

TOTAL INVESTMENTS

Total investments (cost $700,468,940)	$ 772,266,179

   *  Percentages indicated are based on net assets of $763,898,504.

   † Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at April 30, 2007.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

The rates shown on Floating Rate Notes (FRN) are the current interest rates at April 30, 2007.

The dates shown on debt obligations are the original maturity dates.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/07 (Unaudited)

ASSETS

Investment in securities, at value, including $9,531,232 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $695,281,740)	$ 767,078,979
Affiliated issuers (identified cost $5,187,200) (Note 5)	5,187,200

Dividends, interest and other receivables	3,847,322

Receivable for shares of the fund sold	1,605,075

Receivable for securities sold	3,574,615

Total assets	781,293,191

LIABILITIES

Payable for securities purchased	4,000,100

Payable for shares of the fund repurchased	1,946,259

Payable for compensation of Manager (Notes 2 and 5)	1,129,473

Payable for investor servicing and custodian fees (Note 2)	93,385

Payable for Trustee compensation and expenses (Note 2)	151,843

Payable for administrative services (Note 2)	4,905

Payable for distribution fees (Note 2)	199,095

Collateral on securities loaned, at value (Note 1)	9,770,550

Other accrued expenses	99,077

Total liabilities	17,394,687

Net assets	$ 763,898,504

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 782,087,417

Undistributed net investment income (Note 1)	10,982,288

Accumulated net realized loss on investments (Note 1)	(100,968,440)

Net unrealized appreciation of investments	71,797,239

Total — Representing net assets applicable to capital shares outstanding	$ 763,898,504

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($658,146,504 divided by 32,127,439 shares)	$20.49

Offering price per class A share
(100/94.75 of $20.49)*	$21.63

Net asset value and offering price per class B share
($43,828,034 divided by 2,174,157 shares)**	$20.16

Net asset value and offering price per class C share
($28,496,290 divided by 1,401,598 shares)**	$20.33

Net asset value and redemption price per class M share
($6,064,079 divided by 298,417 shares)	$20.32

Offering price per class M share
(100/96.75 of $20.32)*	$21.00

Net asset value, offering price and redemption price per class R share
($1,671,784 divided by 81,820 shares)	$20.43

Net asset value, offering price and redemption price per class Y share
($25,691,813 divided by 1,254,150 shares)	$20.49

  * On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 4/30/07 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $265,416
from investments in affiliated issuers) (Note 5)	$ 7,998,663

Dividends	5,417,655

Securities lending	18,799

Total investment income	13,435,117

EXPENSES

Compensation of Manager (Note 2)	2,261,113

Investor servicing fees (Note 2)	476,687

Custodian fees (Note 2)	58,975

Trustee compensation and expenses (Note 2)	19,342

Administrative services (Note 2)	15,781

Distribution fees — Class A (Note 2)	786,831

Distribution fees — Class B (Note 2)	229,339

Distribution fees — Class C (Note 2)	125,532

Distribution fees — Class M (Note 2)	21,749

Distribution fees — Class R (Note 2)	3,176

Other	95,631

Fees waived and reimbursed by Manager (Note 5)	(4,295)

Total expenses	4,089,861

Expense reduction (Note 2)	(59,080)

Net expenses	4,030,781

Net investment income	9,404,336

Net realized gain on investments (Notes 1 and 3)	29,337,629

Net unrealized appreciation of investments during the period	24,131,591

Net gain on investments	53,469,220

Net increase in net assets resulting from operations	$62,873,556

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS

	Six months ended	Year ended
	4/30/07*	10/31/06

Operations:
Net investment income	$ 9,404,336	$ 17,394,388

Net realized gain on investments	29,337,629	46,211,632

Net unrealized appreciation of investments	24,131,591	28,969,312

Net increase in net assets resulting from operations	62,873,556	92,575,332

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	(8,414,075)	(16,629,867)

Class B	(450,120)	(1,229,140)

Class C	(254,862)	(417,362)

Class M	(63,585)	(134,215)

Class R	(16,004)	(15,046)

Class Y	(360,636)	(753,674)

Redemption fees (Note 1)	666	63

Increase (decrease) from capital share transactions (Note 4)	867,572	(41,605,385)

Total increase in net assets	54,182,512	31,790,706

NET ASSETS

Beginning of period	709,715,992	677,925,286

End of period (including undistributed net investment income
of $10,982,288 and $11,137,234, respectively)	$763,898,504	$709,715,992

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights		(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
April 30, 2007**	$19.05	.26(d)	1.44	1.70	(.26)	(.26)	—(e)	$20.49	9.00*	$658,147	.52*(d)	1.31*(d)	38.51*
October 31, 2006	17.13	.48(d,f )	1.97	2.45	(.53)	(.53)	—(e)	19.05	14.52	608,771	1.03(d,f )	2.64(d,f )	63.63
October 31, 2005	16.60	.50(d,g)	.56	1.06	(.53)	(.53)	—(e)	17.13	6.41	564,822	1.03(d)	2.91(d,g)	66.46
October 31, 2004	15.46	.51(d)	1.17	1.68	(.54)	(.54)	—(e)	16.60	10.92	592,537	1.09(d)	3.09(d)	52.98
October 31, 2003	12.32	.58	3.14	3.72	(.58)	(.58)	—	15.46	30.79	645,260	1.07	4.20	93.66
October 31, 2002	13.32	.63(h)	(1.01)(h)	(.38)	(.62)	(.62)	—	12.32	(3.20)	542,156	1.08	4.63(h)	116.36

CLASS B
April 30, 2007**	$18.75	.18(d)	1.42	1.60	(.19)	(.19)	—(e)	$20.16	8.57*	$43,828	.89*(d)	.94*(d)	38.51*
October 31, 2006	16.86	.34(d,f )	1.94	2.28	(.39)	(.39)	—(e)	18.75	13.68	47,842	1.78(d,f )	1.89(d,f )	63.63
October 31, 2005	16.34	.36(d,g)	.55	.91	(.39)	(.39)	—(e)	16.86	5.61	65,205	1.78(d)	2.16(d,g)	66.46
October 31, 2004	15.22	.38(d)	1.15	1.53	(.41)	(.41)	—(e)	16.34	10.10	99,042	1.84(d)	2.34(d)	52.98
October 31, 2003	12.14	.47	3.09	3.56	(.48)	(.48)	—	15.22	29.82	129,317	1.82	3.45	93.66
October 31, 2002	13.13	.52(h)	(.99)(h)	(.47)	(.52)	(.52)	—	12.14	(3.91)	106,343	1.83	3.88(h)	116.36

CLASS C
April 30, 2007**	$18.92	.18(d)	1.43	1.61	(.20)	(.20)	—(e)	$20.33	8.53*	$28,496	.89*(d)	.93*(d)	38.51*
October 31, 2006	17.01	.34(d,f )	1.97	2.31	(.40)	(.40)	—(e)	18.92	13.73	22,010	1.78(d,f )	1.89(d,f )	63.63
October 31, 2005	16.50	.37(d,g)	.55	.92	(.41)	(.41)	—(e)	17.01	5.60	17,952	1.78(d)	2.17(d,g)	66.46
October 31, 2004	15.38	.38(d)	1.16	1.54	(.42)	(.42)	—(e)	16.50	10.09	11,587	1.84(d)	2.32(d)	52.98
October 31, 2003	12.27	.47	3.13	3.60	(.49)	(.49)	—	15.38	29.79	7,178	1.82	3.34	93.66
October 31, 2002	13.26	.52(h)	(.99)(h)	(.47)	(.52)	(.52)	—	12.27	(3.87)	3,999	1.83	3.87(h)	116.36

CLASS M
April 30, 2007**	$18.90	.21(d)	1.43	1.64	(.22)	(.22)	—(e)	$20.32	8.69*	$6,064	.77*(d)	1.06*(d)	38.51*
October 31, 2006	16.99	.38(d,f )	1.97	2.35	(.44)	(.44)	—(e)	18.90	14.01	5,607	1.53(d,f )	2.14(d,f )	63.63
October 31, 2005	16.48	.41(d,g)	.54	.95	(.44)	(.44)	—(e)	16.99	5.79	5,662	1.53(d)	2.41(d,g)	66.46
October 31, 2004	15.35	.42(d)	1.16	1.58	(.45)	(.45)	—(e)	16.48	10.36	6,790	1.59(d)	2.59(d)	52.98
October 31, 2003	12.24	.51	3.12	3.63	(.52)	(.52)	—	15.35	30.14	9,248	1.57	3.65	93.66
October 31, 2002	13.23	.56(h)	(1.00)(h)	(.44)	(.55)	(.55)	—	12.24	(3.65)	6,861	1.58	4.13(h)	116.36

CLASS R
April 30, 2007**	$19.01	.23(d)	1.44	1.67	(.25)	(.25)	—(e)	$20.43	8.81*	$1,672	.64*(d)	1.17*(d)	38.51*
October 31, 2006	17.11	.43(d,f )	1.98	2.41	(.51)	(.51)	—(e)	19.01	14.27	1,027	1.28(d,f )	2.35(d,f )	63.63
October 31, 2005	16.60	.46(d,g)	.54	1.00	(.49)	(.49)	—(e)	17.11	6.07	87	1.28(d)	2.67(d,g)	66.46
October 31, 2004†	15.79	.43(d)	.89	1.32	(.51)	(.51)	—	16.60	8.43*	47	1.23*(d)	2.60*(d)	52.98

CLASS Y
April 30, 2007**	$19.05	.28(d)	1.45	1.73	(.29)	(.29)	—(e)	$20.49	9.14*	$25,692	.40*(d)	1.43*(d)	38.51*
October 31, 2006	17.13	.52(d,f )	1.97	2.49	(.57)	(.57)	—(e)	19.05	14.81	24,458	.78(d,f )	2.88(d,f )	63.63
October 31, 2005	16.60	.54(d,g)	.56	1.10	(.57)	(.57)	—(e)	17.13	6.68	24,197	.78(d)	3.15(d,g)	66.46
October 31, 2004	15.46	.53(d)	1.19	1.72	(.58)	(.58)	—(e)	16.60	11.21	30,138	.84(d)	3.35(d)	52.98
October 31, 2003	12.32	.62	3.13	3.75	(.61)	(.61)	—	15.46	31.11	40,883.82		4.46	93.66
October 31, 2002	13.32	.66(h)	(1.00)(h)	(.34)	(.66)	(.66)	—	12.32	(2.96)	36,910.83		4.87(h)	116.36

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

46                                                                                                                                                     47

Financial highlights (Continued)

  * Not annualized.

** Unaudited.

† For the period December 1, 2003 (commencement of operations) to October 31, 2004.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts (Note 5):

Percentage
of average
net assets

April 30, 2007	<0.01%

October 31, 2006	<0.01

October 31, 2005	<0.01

October 31, 2004	<0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended October 31, 2006.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	<$0.01	0.02%

Class B	<0.01	0.03

Class C	<0.01	0.02

Class M	<0.01	0.03

Class R	<0.01	0.02

Class Y	<0.01	0.03

(h) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects from this change for the year ended October 31, 2002 were a decrease to net investment income per share of $0.02, a decrease to net realized and unrealized losses per share of $0.02 and a decrease to the ratio of net investment income to average net assets of 0.13% for class A, B, C, M and Y shares.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/07 (Unaudited)

Note 1: Significant accounting policies

Putnam Convertible Income-Growth Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks, with equal emphasis, current income and capital appreciation by investing primarily in U.S. securities that can be converted or exchanged for common stock. The fund’s secondary objective is conservation of capital. The fund invests in higher yielding, lower rated bonds that may have a higher rate of default.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At April 30, 2007, the value of securities loaned amounted to $9,531,232. The fund received cash collateral of $9,770,550 which is pooled with collateral of other Putnam funds into 35 issues of high grade short-term investments.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2006, the fund had a capital loss carryover of $130,306,068 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$43,579,052	October 31, 2009

86,727,016	October 31, 2010

The aggregate identified cost on a tax basis is $700,468,940, resulting in gross unrealized appreciation and depreciation of $84,842,084 and $13,044,845, respectively, or net unrealized appreciation of $71,797,239.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through October 31, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended April 30, 2007, Putnam Management did not waive any of its management fee from the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund.

The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended April 30, 2007, the fund incurred $529,749 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage service arrangements. For the six months ended April 30, 2007, the fund’s expenses were reduced by $59,080 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $396, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who was not an independent Trustee during the period, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended April 30, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $17,595 and $182 from the sale of class A and class M shares, respectively, and received $12,030 and $1,347 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2007, Putnam Retail Management, acting as underwriter, received $14 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended April 30, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $297,060,882 and $278,934,533, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At April 30, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 4/30/07:
Shares sold	2,300,811	$ 45,656,293

Shares issued
in connection
with reinvestment
of distributions	358,767	7,094,438

	2,659,578	52,750,731

Shares
repurchased	(2,482,676)	(49,201,836)

Net increase	176,902	$ 3,548,895

Year ended 10/31/06:
Shares sold	3,995,714	$ 72,830,680

Shares issued
in connection
with reinvestment
of distributions	784,042	14,067,436

	4,779,756	86,898,116

Shares
repurchased	(5,810,704)	(105,025,174)

Net decrease	(1,030,948)	$ (18,127,058)

CLASS B	Shares	Amount

Six months ended 4/30/07:
Shares sold	181,424	$ 3,546,384

Shares issued
in connection
with reinvestment
of distributions	17,931	348,903

	199,355	3,895,287

Shares
repurchased	(576,713)	(11,275,075)

Net decrease	(377,358)	$ (7,379,788)

Year ended 10/31/06:
Shares sold	306,081	$ 5,464,442

Shares issued
in connection
with reinvestment
of distributions	54,283	957,590

	360,364	6,422,032

Shares
repurchased	(1,677,356)	(29,829,520)

Net decrease	(1,316,992)	$(23,407,488)

CLASS C	Shares	Amount

Six months ended 4/30/07:
Shares sold	321,670	$ 6,327,426

Shares issued
in connection
with reinvestment
of distributions	7,774	152,796

	329,444	6,480,222

Shares
repurchased	(91,316)	(1,803,733)

Net increase	238,128	$ 4,676,489

Year ended 10/31/06:
Shares sold	323,943	$ 5,889,508

Shares issued
in connection
with reinvestment
of distributions	13,659	243,766

	337,602	6,133,274

Shares
repurchased	(229,512)	(4,123,515)

Net increase	108,090	$ 2,009,759

CLASS M	Shares	Amount

Six months ended 4/30/07:
Shares sold	20,845	$ 408,496

Shares issued
in connection
with reinvestment
of distributions	2,689	52,804

	23,534	461,300

Shares
repurchased	(21,751)	(426,774)

Net increase	1,783	$ 34,526

Year ended 10/31/06:
Shares sold	46,137	$ 837,067

Shares issued
in connection
with reinvestment
of distributions	6,175	109,972

	52,312	947,039

Shares
repurchased	(88,848)	(1,604,992)

Net decrease	(36,536)	$ (657,953)

CLASS R	Shares	Amount

Six months ended 4/30/07:
Shares sold	28,681	$577,042

Shares issued
in connection
with reinvestment
of distributions	726	14,340

	29,407	591,382

Shares
repurchased	(1,632)	(31,887)

Net increase	27,775	$559,495

Year ended 10/31/06:
Shares sold	48,814	$890,634

Shares issued
in connection
with reinvestment
of distributions	832	15,046

	49,646	905,680

Shares
repurchased	(697)	(12,384)

Net increase	48,949	$893,296

CLASS Y	Shares	Amount

Six months ended 4/30/07:
Shares sold	49,305	$ 980,586

Shares issued
in connection
with reinvestment
of distributions	18,101	357,859

	67,406	1,338,445

Shares
repurchased	(96,875)	(1,910,490)

Net decrease	(29,469)	$ (572,045)

Year ended 10/31/06:
Shares sold	63,412	$ 1,150,275

Shares issued
in connection
with reinvestment
of distributions	41,693	747,775

	105,105	1,898,050

Shares
repurchased	(234,321)	(4,213,991)

Net decrease	(129,216)	$(2,315,941)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended April 30, 2007, management fees paid were reduced by $4,295 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $265,416 for the period ended April 30, 2007. During the period ended April 30, 2007, cost of purchases and proceeds of sales of investments in Putnam

Prime Money Market Fund aggregated $149,529,860 and $171,205,975, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Brokerage commission
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Value group for the year ended April 30, 2007. The other Putnam mutual funds in this group are The George Putnam Fund of Boston, Putnam Classic Equity Fund, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, Putnam New Value Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Goldman Sachs, Merrill Lynch, Citigroup Global Markets, UBS Warburg, and Morgan Stanley Dean Witter. Commissions paid to these firms together represented approximately 47% of the total brokerage commissions paid for the year ended April 30, 2007.

Commissions paid to the next 10 firms together represented approximately 34% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, Credit Suisse First Boston, Deutsche Bank Securities, JPMorgan Clearing, Lazard Freres & Co., Lehman Brothers, Pipeline, RBC Capital Markets, Sanford Bernstein, and Wachovia Securities.

Commission amounts do not include "mark-ups" paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Putnam puts your
interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

The Putnam
family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund*	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund*

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund*	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund
Research Fund	Money Market Fund†
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
and Pennsylvania

Asset allocation funds
Income Strategies Fund

Putnam Asset Allocation Funds — three
investment portfolios that spread your
money across a variety of stocks, bonds,
and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

*This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

Fund information

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Chief Compliance Officer
Principal Executive Officer,
Marketing Services	Associate Treasurer and	Mark C. Trenchard
Putnam Retail Management	Compliance Liaison	Vice President and
One Post Office Square		BSA Compliance Officer
Boston, MA 02109	Jonathan S. Horwitz
	Senior Vice President	Judith Cohen
Custodians	and Treasurer	Vice President, Clerk and
Putnam Fiduciary Trust		Assistant Treasurer
Company, State Street Bank	Steven D. Krichmar
and Trust Company	Vice President and	Wanda M. McManus
	Principal Financial Officer	Vice President, Senior Associate
Legal Counsel		Treasurer and Assistant Clerk
Ropes & Gray LLP	Janet C. Smith
	Vice President, Principal	Nancy E. Florek
Trustees	Accounting Officer and	Vice President, Assistant Clerk,
John A. Hill, Chairman	Assistant Treasurer	Assistant Treasurer and
Jameson Adkins Baxter,		Proxy Manager
Vice Chairman	Susan G. Malloy
Charles B. Curtis	Vice President and
Myra R. Drucker	Assistant Treasurer
Charles E. Haldeman, Jr.
Paul L. Joskow	Beth S. Mazor
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson	James P. Pappas
George Putnam, III	Vice President
W. Thomas Stephens
Richard B. Worley	Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam Convertible Income-Growth Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA019 314358 6/07

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Convertible Income-Growth Trust
By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: June 29, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 29, 2007